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                                                                    EXHIBIT 99.1


                                ESCROW AGREEMENT


         This Escrow Agreement is entered into as of February 5, 1999, by and among Eclipsys Corporation, a Delaware corporation (the "Buyer"), Matthew Ehrlich and Steven Reidy (the "Indemnification Representatives") and State Street Bank and Trust Company (the "Escrow Agent"). The Buyer and the Indemnification Representative are sometimes referred to herein collectively as the "Interested Parties."

         WHEREAS, the Buyer, Power Acquisition Corp., a wholly owned subsidiary of the Buyer ("Sub") and PowerCenter Systems, Inc. (the "Company") have entered into an Agreement and Plan of Merger dated February 5, 1999 (the "Merger Agreement") pursuant to which the Sub will be merged into the Company and the Company, as the surviving corporation (the "Surviving Corporation"), will become a wholly owned subsidiary of the Buyer.

         WHEREAS, the Merger Agreement provides that an escrow account will be established to secure the Company Stockholders' and Noteholders' indemnification obligations to the Company and the Surviving Corporation (hereinafter referred to as the "Indemnified Persons") under the Merger Agreement on the terms and conditions set forth herein.

         WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which such escrow account will be established and maintained.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given to them in the Merger Agreement, a copy of which is attached hereto.

         2. Consent of Company Stockholders. By virtue of the Company Stockholders' approval of the Merger Agreement and the Noteholders' execution of the Merger Agreement, the Company Stockholders and the Noteholders receiving shares of Buyer Common Stock pursuant to the Merger (the "Indemnifying Stockholders") have, without any further act of any Company Stockholder or Noteholder, consented to: (a) the establishment of this escrow to secure the Company Stockholders' and Noteholders' indemnification obligations under Article VI of the Merger Agreement in the manner set forth herein, (b) the appointment of the Indemnification Representatives as their representatives for purposes of this Agreement and as attorneys-in-fact and agents for and on behalf of each Indemnifying Stockholder, and the taking by the Indemnification Representatives of any and all actions and the making of any


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decisions required or permitted to be taken or made by them under this Agreement and (c) all of the other terms, conditions and limitations in this Agreement.

         3. Escrow and Indemnification.

            a. Escrow of Shares. On the Closing Date, the Buyer shall deposit with the Escrow Agent a certificate for the number of Escrow Shares specified in
Section 1.5(f) of the Merger Agreement, issued in the name of the Escrow Agent or its nominee. The Buyer may from time to time deposit additional Escrow Shares with the Escrow Agent pursuant to the final sentence of Section 1.6(a) of the Merger Agreement accompanied by written notice to the Escrow Agent identifying such deposit of additional Escrow Shares. The Escrow Shares shall be held as an escrow fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. The Escrow Agent agrees to accept delivery of the Escrow Shares and to hold the Escrow Shares, together with any investment income earned thereon pursuant to the terms hereof (such Escrow Shares together with such income, if any collectively, the "Escrow Account") in an escrow account, subject to the terms and conditions of this Agreement. The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Shares.

         The Escrow Agent shall invest the cash portion of the Escrow Account (the "Escrow Funds") at, and pursuant to, the joint written direction of the Indemnification Representatives only in Eligible Investments and shall not be responsible or liable for any loss accruing from any investment made in accordance herewith. "Eligible Investments" shall mean (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged In support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); (iv) shares of money market finds at least 95% of the assets of which constitute obligations of the type described in clause (i) above. No investment shall have a term of more than 360 days. If otherwise qualified, obligations of the Escrow Agent shall qualify as Eligible Investments. Absent its timely receipt of such specific written investment instruction from the Indemnification Representatives, the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Funds. All earnings received from the investment of the Escrow Funds shall be credited to, and shall become a part of, the Escrow Fund (and any losses on such investments shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including any losses on any investment required to be liquidated prior to maturity in order to make a payment required hereunder.


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            b. Indemnification. The Indemnifying Stockholders have agreed in
Article VI of the Merger Agreement to indemnify and hold harmless the Indemnified Persons from and against specified Damages. The Escrow Shares shall be security for such indemnity obligation of the Indemnifying Stockholders, subject to the limitations, and in the manner provided, in this Agreement.

            c. Dividends, Etc. Any securities distributable to the Indemnifying Stockholders in respect of or in exchange for any of the Escrow Shares, whether by way of stock dividends, stock splits or otherwise, shall be delivered to the Escrow Agent, who shall hold such securities in the Escrow Account, accompanied by written notice to the Escrow Agent identifying such deposit of additional securities. Such securities shall be issued in the name of the Escrow Agent or its nominee and shall be considered Escrow Shares for purposes hereof.

            d. Voting of Shares. The Indemnification Representatives shall have the right, in their sole discretion, on behalf of the Indemnifying Stockholders, to direct the Escrow Agent in writing as to the exercise of any voting rights pertaining to the Escrow Shares (at least three business days prior to the date on which the Escrow Agent is requested therein to take action), and the Escrow Agent shall comply with any such written instructions. In the absence of such instructions, the Escrow Agent shall not vote any of the Escrow Shares. The Indemnification Representatives shall have no obligation to solicit consents or proxies from the Indemnifying Stockholders for purposes of any such vote. Except as provided herein, the Escrow Agent shall be under no obligation to preserve, protect or exercise rights in the Escrow Shares, and shall be responsible only for customary and reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Agreement. The Escrow Agent shall not be responsible for forwarding to any Party, notifying any Party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person, except for the Indemnification Representatives as provided herein, with respect to the Escrow Shares, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights.

            e. Transferability. The respective interests of the Indemnifying Stockholders in the Escrow Shares shall not be assignable or transferable, other than by operation of law. Notice of any such assignment or transfer by operation of law shall be given to the Escrow Agent and the Buyer, and no such assignment or transfer shall be valid until such notice is given.


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         4. Administration of Escrow Account. The Escrow Agent shall administer the Escrow Account as follows:

            a. If an Indemnified Person has incurred or suffered Damages for which it is entitled to indemnification under Article VI of the Merger Agreement, the Indemnified Person shall, prior to the expiration of the representation, warranty, covenant or agreement to which such claim relates, give written notice of such claim (a "Claim Notice") to the Indemnification Representatives and the Escrow Agent. Each Claim Notice shall state the amount of claimed Damages (the "Claimed Amount") the number of Escrow Shares which equal the Claimed Amount determined in accordance with Section 6 herein and the basis for such claim. The date on which all of the representations, warranties, covenants and agreements of the Company expire in accordance with Section 6.3 of the Merger Agreement shall be referred to herein as the "Termination Date."

            b. Within 20 days after delivery of a Claim Notice, the Indemnification Representatives shall provide to the Indemnified Person, with a copy to the Escrow Agent, a written response (the "Response Notice") in which the Indemnification Representatives shall: (i) agree that the number of Escrow Shares having a Fair Market Value (as computed pursuant to Section 6) equal to the full Claimed Amount may be released from the Escrow Account to the Indemnified Person, (ii) agree that the number of Escrow Shares having a Fair Market Value equal to part, but not all, of the Claimed Amount (the "Agreed Amount") may be released from the Escrow Account to the Indemnified Person or
(iii) contest that any of the Escrow Shares may be released from the Escrow Account to the Indemnified Person. The Indemnification Representatives may contest the release of Escrow Shares having a Fair Market Value equal to all or a portion of the Claimed Amount only based upon a good faith belief that all or such portion of the Claimed Amount does not constitute Damages for which the Indemnified Person is entitled to indemnification under Article VI of the Merger Agreement. If no Response Notice is delivered by the Indemnification Representatives and received by the Escrow Agent within such 20-day period, the Indemnification Representatives shall be deemed to have agreed that Escrow Shares having a Fair Market Value equal to all of the Claimed Amount as set forth in the Claim Notice may be released to the Indemnified Person from the Escrow Account.

            c. If the Indemnification Representatives in the Response Notice agree (or are deemed to have agreed) that Escrow Shares having a Fair Market Value equal to all of the Claimed Amount may be released from the Escrow Account to the Indemnified Person, the Escrow Agent shall, promptly following the earlier of the required delivery date for the Response Notice or the delivery of the Response Notice, transfer, deliver and assign to the Indemnified Person such number of Escrow Shares held in the Escrow Account, as specified in such Response Notice or Claim Notice, as the case may be, which have a Fair Market Value equal to the Claimed Amount (or such lesser number of Escrow Shares as is then held


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in the Escrow Account). The Escrow Agent shall not release or distribute the
Escrow Account or portion thereof sooner than two (2) business days after the Escrow Agent has received the requisite notices or paperwork in good form, or passage of the applicable claims period or release date, as the case may be.

            d. If the Indemnification Representatives in the Response Notice agree that a number of Escrow Shares having a Fair Market Value equal to part, but not all, of the Claimed Amount may be released from the Escrow Account to the Indemnified Person, the Escrow Agent shall promptly following the delivery of the Response Notice transfer, deliver and assign to the Indemnified Person such number of Escrow Shares held in the Escrow Account (or such lesser number of Escrow Shares as is then held in the Escrow Account).

            e. If the Indemnification Representatives in the Response Notice contest the release of Escrow Shares having a Fair Market Value equal to all or part of the Claimed Amount (the "Contested Amount"), the matter shall be settled by binding arbitration in the State of Delaware. All claims shall be settled by three arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA Rules"). The Indemnification Representatives and the Indemnified Person shall each designate one arbitrator within 15 days of the delivery of the Indemnification Representatives' Response Notice contesting the Claimed Amount. The Indemnification Representatives and the Indemnified Person shall cause such designated arbitrators mutually to agree upon and designate a third arbitrator; provided, however, that (i) failing such agreement within 45 days of delivery of the Indemnification Representatives' Response Notice, the third arbitrator shall be appointed in accordance with the AAA Rules and (ii) if either the Indemnification Representatives or the Indemnified Person fail to timely designate an arbitrator, the dispute shall be resolved by the one arbitrator timely designated. The Indemnifying Stockholders and the Indemnified Person shall pay the fees and expenses of their respectively designated arbitrators and shall bear equally the fees and expenses of the third arbitrator. The Indemnification Representatives and the Indemnified Person shall cause the arbitrators to decide the matter to be arbitrated pursuant hereto within 60 days after the appointment of the last arbitrator. The arbitrators' decision shall relate solely to whether the Indemnified Person is entitled to receive the Contested Amount (or a portion thereof) pursuant to the applicable terms of the Merger Agreement and this Agreement. The final decision of the majority of the arbitrators shall be furnished to the Indemnification Representatives, the Indemnified Person and the Escrow Agent in writing and shall constitute a conclusive determination of the issue in question, binding upon the Indemnification Representatives, the Indemnifying Stockholders, the Indemnified Person and the Escrow Agent, and shall not be contested by any of them. Such decision may be used in a court of law only for the purpose of seeking enforcement of the arbitrators' award. After delivery of a Response Notice that the Claimed Amount is contested by the Indemnification Representatives, the Escrow Agent shall continue to hold in the Escrow Account a number of Escrow Shares having a Fair Market Value sufficient to cover the Contested Amount (up to the number of Escrow Shares then available in the


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Escrow Account) as specified in the Response Notice, notwithstanding the occurrence of the Termination Date, until (i) delivery of a copy of a settlement agreement executed by the Indemnified Person and the Indemnification Representatives setting forth instructions to the Escrow Agent as to the release of a specific number of Escrow Shares, if any, that shall be made with respect to the Contested Amount or (ii) delivery of a copy of the final award of the majority of the arbitrators setting forth instructions to the Escrow Agent as to the release of Escrow Shares, if any, that shall be made with respect to the Contested Amount, with such instructions including, or accompanied by, joint written instructions from the Indemnification Representatives and the Indemnified Persons setting forth the number of shares to be released in accordance with such final award. The Escrow Agent shall thereupon release Escrow Shares from the Escrow Account (to the extent Escrow Shares are then held in the Escrow Account) in accordance with such agreement or instructions.

         5. Release of Escrow Shares.

            a. Promptly after the Termination Date, the Escrow Agent shall distribute to the Indemnifying Stockholders all of the Escrow Shares then held in escrow pursuant to written instructions received from the Indemnification Representatives. Notwithstanding the foregoing, if an Indemnified Person has previously given a Claim Notice which has not then been resolved in accordance with Section 4, the Escrow Agent shall retain in the Escrow Account after the Termination Date the number of Escrow Shares set forth in any Claim Notice which has not then been resolved (or the Contested Amount should Section 4(e) be applicable to such claim). Any Escrow Shares so retained in escrow shall be distributed in accordance with the terms of the resolution of such claims.

            b. Any distribution of all or a portion of the Escrow Shares to the Indemnifying Stockholders shall be made in accordance with the percentages set forth opposite such holders' respective names on Attachment A attached hereto; provided, however, that the Escrow Agent shall withhold the distribution of the portion of the Escrow Shares otherwise distributable to Indemnifying Stockholders who have not, according to written notice provided by the Buyer to the Escrow Agent, prior to such distribution, surrendered their respective Certificates pursuant to the terms and conditions of the Merger Agreement; and provided further that such Attachment A shall be appropriately revised in the event the Buyer deposits additional Escrow Shares with the Escrow Agent pursuant to the final sentence of Section 1.6(a) of the Merger Agreement following the date of this Agreement. Any such withheld shares shall be delivered to the Buyer promptly after the Termination Date, and shall be delivered by the Buyer to the Indemnifying Stockholders to whom such shares would have otherwise been distributed upon surrender of their respective Certificates. Distributions to the Indemnifying Stockholders shall be made by mailing stock certificates to such holders at their respective addresses shown on Attachment A (or such other address as may be provided in writing to the Escrow Agent by any such holder). No fractional Escrow Shares shall be distributed to Indemnifying Stockholders pursuant to this Agreement. Instead, the number of


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shares that each Indemnifying Stockholder shall receive shall be rounded up or down to the nearest whole number (provided that the Indemnification Representatives shall have the authority to effect such rounding in such a manner that the total number of whole Escrow Shares to be distributed equals the number of Escrow Shares then held in the Escrow Account).

         6. Valuation of Escrow Shares. For purposes of this Agreement, the Fair Market Value of the Escrow Shares shall be determined by the Indemnification Representative or the Indemnified Person, as the case may be, based upon the average of the closing prices of the Buyer Common Stock reported on the Nasdaq National Market for the 30 trading days immediately preceding either the date on which the Escrow Shares are delivered to the Indemnified Person in satisfaction of a claim or such other date as of which such determination is to be made.

         7. Fees and Expenses of Escrow Agent. (a) Each of the Interested Parties agree, jointly and severally (i) to pay or reimburse the Escrow Agent for its attorney's fees and expenses incurred in connection with the preparation of this Agreement and (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the attached fee schedule, which may be subject to change hereafter on an annual basis.

         (b) Each of the Interested Parties agree, jointly and severally, to reimburse the Escrow Agent on demand for all costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any reasonable legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

         (c) Each of the Interested Parties covenant and agree, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, bad faith, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.


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         (d) Without altering or limiting the joint and several liability of any of the Interested Parties to the Escrow Agent hereunder, the Buyer, on the one hand, and the Indemnifying Stockholders, on the other hand, shall each pay one-half of the fees of the Escrow Agent for the services to be rendered by the Escrow Agent hereunder and the expenses covered by this Section.

         8. Limitation of Escrow Agent's Liability.

            a. The Escrow Agent shall incur no liability with respect to any action taken or omitted to be taken by it in reliance upon any notice, direction, instruction, (including without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction) consent, statement or other documents believed by it to be genuine and duly authorized, nor for other action or inaction except its own willful misconduct or gross negligence. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action. The Escrow Agent shall not be responsible for the validity or sufficiency of this Agreement. In all questions arising under the Escrow Agreement, the Escrow Agent may rely on the advice of counsel, including in-house counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice the Escrow Agent shall not be liable to anyone. The Escrow Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it.

            b. The Buyer and the Indemnifying Stockholders hereby, jointly and severally, agree to indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of Escrow Agent, arising out of or in connection with its carrying out of its duties hereunder. The Buyer, on the one hand, and the Indemnifying Stockholders, on the other hand, shall each be liable for one-half of such amounts.

            c. Each Interested Party acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein. (including without limitation the Merger Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Escrow Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or


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cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification.

         The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, Securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence, bad faith or wilful misconduct in breach of this Agreement. The use of any such depository, intermediary or other subescrow agent shall be subject to the prior written approval of Buyer and the Indemnification Representatives which shall not be unreasonably withheld.

         9. Liability and Authority of Indemnification Representatives; Successors and Assignees.

            a. The Indemnification Representatives shall incur no liability to the Indemnifying Stockholders with respect to any action taken or suffered by them in reliance upon any note, direction, instruction, consent, statement or other documents believed by them to be genuinely and duly authorized, nor for other action or inaction except their own willful misconduct or gross negligence. The Indemnification Representatives may, in all questions arising under the Escrow Agreement, rely on the advice of counsel and for anything done, omitted or suffered in good faith by the Indemnification Representatives based on such advice, the Indemnification Representatives shall not be liable to the Indemnifying Stockholders.

            b. In the event of the death or permanent disability of either Indemnification Representative, or his resignation as an Indemnification Representative, a successor Indemnification Representative shall be appointed by the other Indemnification Representative or, absent its appointment, a successor Indemnification Representative shall be elected by a majority vote of the Indemnifying Stockholders, with each such Indemnifying Stockholder (or his or her successors or assigns) to be given a vote consistent with the percentages set forth on Attachment A hereto. Each successor Indemnification Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Indemnification Representatives, and the term "Indemnification Representatives" as used herein shall be deemed to include successor Indemnification Representatives. Until notified in writing by an Indemnification Representative that he has resigned, the Escrow Agent may act upon the directions, instructions and notices of the Stockholders Representatives named above and, thereafter, upon the directions, instructions and notices of any successor named in a writing executed by both of the then-acting Indemnification Representatives.


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             c. The Indemnification Representatives, acting jointly but not singly, shall have full power and authority to represent the Indemnifying Stockholders, and their successors, with respect to all matters arising under this Agreement and all actions taken by any Indemnification Representative hereunder shall be binding upon the Indemnifying Stockholders, and their successors, as if expressly confirmed and ratified in writing by each of them. Without limiting the generality of the foregoing, the Indemnification Representatives, acting jointly but not singly, shall have full power and authority to interpret all of the terms and provisions of this Agreement, to compromise any claims asserted hereunder and to authorize payments to be made with respect thereto, on behalf of the Indemnifying Stockholders and their successors. All actions to be taken by the Indemnification Representatives hereunder shall be evidenced by, and taken upon, the written direction of a majority thereof.

         10. Amounts Payable by Indemnifying Stockholders. The amounts payable by the Indemnifying Stockholders under this Agreement (i.e., the fees and expenses of arbitrators payable pursuant to Section 4(e), the fees of the Escrow Agent and the indemnification obligations payable pursuant to Section 7 and the indemnification obligations pursuant to Sections 8(b)) shall be payable solely as follows. The Indemnification Representatives shall notify the Escrow Agent of any such amount payable by the Indemnifying Stockholders as soon as they become aware that any such amount is payable, and the number of Escrow Shares having a Fair Market Value equivalent to such amounts payable with a copy of such notice to the Buyer. On the sixth business day after the delivery of such notice, the Escrow Agent shall sell such number of Escrow Shares as specified in such notification (up to the number of Escrow Shares then available in the Escrow Account), subject to compliance with all applicable securities laws, as is necessary to raise such amount, and shall disburse such proceeds to the party to whom such amount is owed in accordance with the instructions of the Indemnification Representatives; provided that if the Buyer delivers to the Escrow Agent (with a copy to the Indemnification Representatives), within five business days after delivery of such notice by the Indemnification Representatives, a written notice contesting the legitimacy or reasonableness of such amount, then the Escrow Agent shall not sell Escrow Shares to raise the disputed portion of such claimed amount, and such dispute shall be resolved by the Buyer and the Indemnification Representatives in accordance with the procedures set forth in Section 4(e).

         11. Termination. This Agreement shall terminate upon the later of the Termination Date or the distribution by the Escrow Agent of all of the Escrow Shares in accordance with this Agreement; provided that the provisions of Sections 8 and 9 shall survive such termination.

         12. (a) Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by registered or certified mail, return receipt requested,


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
postage prepaid, or (ii) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

         If to the Buyer:

                         Eclipsys Corporation
                         777 E. Atlantic Avenue
                         Suite 200
                         Delray Beach, Florida 33483
                         Attention: Chief Executive Officer
                         Fax: (561) 243-8850

         If to the Indemnification Representatives:

                         Matthew Ehrlich
                         297 Harvard Avenue
                         Rockville Center, NY  11570
                         Fax: (516) 222-1212

                         Steven Reidy
                         c/o Euclid Partners IV, L.P.
                         50 Rockefeller Plaza
                         Suite 1022
                         New York, NY  10020
                         Fax: (516) 218-6877

         If to the Escrow Agent:

                         State Street Bank and Trust Company
                         Two International Place
                         Boston, Massachusetts 02110
                         Attention: Corporate Trust Department, Fourth Floor
                         Attention: Eclipsys Escrow
                         Fax:    (617) 664-5374

         (b) Written Instructions. Any funds to be paid to or by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the following instructions (or by such method of payment and pursuant to such instruction as may have been given in


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
advance and in writing to or by the Escrow Agent, as the case may be, in accordance with Section 3 (a) above):

If to Buyer:
         Bank:  ____________________
         ABA #: ____________________
         A/C #: ____________________
         Attn:  ____________________


         Ref:   ____________________


If to Company Shareholders and Noteholders:

         Bank:  ____________________
         ABA #: ____________________
         A/C #: ____________________
         Attn:  ____________________
         Ref:   ____________________


If to the Escrow Agent:

         Bank:  State Street Bank and Trust Company
         ABA#:  0110 0002 8
         A/C #: 9903-990-1
         Attn:  Corporate Trust Department
         Ref:   Eclipsys Escrow

         Any party may give any notice, instruction or communication in connection with this Agreement using any other means (including personal delivery, telecopy or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is actually received by the party to whom it was sent. Any party may change the address to which notices, instructions or communications are to be delivered by giving the other parties to this Agreement notice thereof in the manner set forth in this Section 12.

         13. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by delivering a resignation to the parties to this Escrow Agreement, not less than 60 days' prior to the date when such resignation shall


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
take effect. The Buyer may appoint a successor Escrow Agent without the consent of the Indemnification Representatives so long as such successor is a bank with assets of at least $500 million, and may appoint any other successor Escrow Agent with the consent of the Indemnification Representatives, which shall not be unreasonably withheld. If, within such notice period, the Buyer provides to the Escrow Agent written instructions with respect to the appointment of a successor Escrow Agent and directions for the transfer of any Escrow Shares then held by the Escrow Agent to such successor, the Escrow Agent shall act in accordance with such instructions and promptly transfer such Escrow Shares to such designated successor. If no successor escrow agent is named by the Buyer, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent.

         14. Tax-Related Terms

         (a) Tax Reporting. The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Funds in any tax year shall (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, be allocated to such person or entity, and
(ii) otherwise shall be allocated to the parties on the attached schedule in the percentage listed next to such parties' name.

         (b) Certification of Tax Identification Number. The Interested Parties hereto agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow Funds is credited to the Escrow Funds. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Funds.

         (c) Tax Indemnification. Each of the Interested Parties agree, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Funds or performance of other activities under this Agreement, (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with or relating to any payment made or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties, except those caused by the Escrow Agent's gross negligence, bad faith or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         15. General.

             a. Governing Law, Assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to conflict-of-law principles and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

             b. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             c. Entire Agreement. Except for those provisions of the Merger Agreement referenced herein, this Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

             d. Waivers. No waiver by any party hereto of any condition or of any breach of any provision of this Escrow Agreement shall be effective unless in writing. No waiver by any party of any such condition or breach, in any one instance, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

             e. Amendment. This Agreement may be amended only with the written consent of the Buyer, the Escrow Agent and the Indemnification Representatives.

             f. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Account, or should any claim be made upon the Escrow Agent or the Escrow Account by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Account until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Fund.

             g. Consent to Jurisdiction and Service.. Each of the Interested Parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any of the Interested Parties (or each of them) by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as tb case may be, at their respective addresses in accordance with Section 12 hereof.

             h. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures computer viruses power failures, earthquakes or other natural disasters.

             i. Reproduction of Documents. This Agreement and all documents relating thereto. including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk; micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.


                                     BUYER:

                                     ECLIPSYS CORPORATION


                                     By: /s/ Robert J. Colletti
                                         ------------------------------------
                                         Name: Robert J. Colletti
                                         Title: Vice President

                                     INDEMNIFICATION REPRESENTATIVES

                                     Matthew Ehrlich

                                     /s/ Matthew Ehrlich
                                     ----------------------------------------
                                     As Indemnification Representative



                                     Stephen K. Reidy

                                     /s/ Stephen K. Reidy
                                     ----------------------------------------
                                     As Indemnification Representative



                                     STATE STREET BANK AND
                                          TRUST COMPANY


                                     By:  /s/ E. Decker Adams
                                          -----------------------------------
                                          Name: E. Decker Adams
                                          Title: Vice President

                                  ATTACHMENT A




                                 Indemnifying Stockholder
Indemnifying Stockholder                 Address                   Percentage
------------------------         ------------------------          ----------
Matthew Ehrlich                                                     23.6841%

Paul Ehrlich                                                        23.6841

Cathryn Ehrlich Duncan                                               8.5563

Glenn Goldfarb                                                       3.2909

Harold Cohan                                                         1.6454

Erik Krag                                                            0.1703

Robert Strangio                                                      0.3406

Danielle Larocca                                                     0.0213

Euclid Partners IV, L.P.                                            37.9082

Michael Breedlove                                                    0.1896

Peter Tong                                                           0.5092
                                                                   --------

         Total                                                     100.0000%